EXHIBIT 10.3

August 30, 2024

Applied Digital Corporation
3811 Turtle Creek Blvd., Suite 2100
Dallas, TX 75219

Re:    Irrevocable Proxy for Company Securities

Gentlemen:

We refer to that certain Securities Purchase Agreement, dated as of August 29, 2024 (the “Securities Purchase Agreement”), by and among Applied Digital Corporation, a Nevada corporation (the “Company”), and the undersigned Purchasers signatory thereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement.

This letter agreement is being delivered pursuant to Section 2.2(b)(iv) of the Securities Purchase Agreement to evidence the voting rights we have granted to the Company with respect to the Shares and the Conversion Shares now owned and hereafter acquired by us (the “Company Securities”). We reiterate our acknowledgment that as a material inducement and condition to your willingness to enter into the Securities Purchase Agreement, you have requested and we have agreed to grant to you an irrevocable proxy to vote the Company Securities as provided in the irrevocable proxy attached hereto (the “Proxy”).

In fulfillment of our agreement as aforesaid, we have executed and attached to this letter agreement the Proxy appointing the Company as proxy, with full power of substitution, to vote all of the Company Securities owned by the undersigned at the time of any such vote, as recommended by the Board of Directors of the Company (the “Board”). Further, the undersigned agrees that upon any transfer of (i) Company Securities to an Affiliate and/or (ii) Shares to any Person, in each case, in compliance with Section 4.1 of the Securities Purchase Agreement, the undersigned shall cause the transferee to deliver to the Company a duly executed, irrevocable proxy in the same form and substance as the Proxy. For the avoidance of doubt, upon any transfer of Common Stock by the undersigned to any Person that is not an Affiliate of the undersigned, such transferee shall not be subject to or bound by the undersigned’s obligations under the Proxy, nor shall such transferee be required to execute or deliver any replacement proxy to the Company.

The Proxy is irrevocable, and shall not be terminated, revoked, amended or modified in any way except by a writing signed by the Company and the undersigned. This letter agreement contains the entire agreement of the parties with respect to the subject matter hereof. The undersigned acknowledges and agrees that monetary damages are an inadequate remedy for breach of this letter agreement. Therefore, the undersigned agrees that the Company has the right and shall be entitled to, in addition to any other rights it may have, specific enforcement of the Proxy and this letter agreement. This letter agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. The undersigned has the full power and authority to execute and deliver this letter agreement, and when so executed. The undersigned hereby further agrees that it shall do all things, take all steps, including without limitation, executing all further documents, instruments, powers and agreements to further the intent and purposes of this letter agreement and to confer upon the Company the practical benefits to be realized by it hereunder. This letter agreement shall terminate and be of no further force or effect as of such time that we no longer own any Company Securities.

YA II PN, LTD.

By: Yorkville Advisors Global, LP
Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

                        By: /s/ Matthew Beckman
                        Name: Matthew Beckman
                        Title: Manager

IRREVOCABLE PROXY

Reference is hereby made to that certain letter agreement to which this Irrevocable Proxy (this “Proxy”) is attached and forms a part, the “Letter Agreement”); all capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Letter Agreement.

The undersigned hereby appoints the Company (its successors and assigns), acting through Wes Cummins or David Rench, with respect to each for so long as he remains employed by the Company, or such other persons as may be designated from time to time by the Company, as proxy, with full power of substitution, to vote in all matters submitted to the stockholders of the Company for a vote (either by vote at a meeting of the stockholders of the Company, and at any adjournments or postponements thereof, solicitation of proxies, solicitation of consents or otherwise), all Company Securities beneficially owned, directly or indirectly, by the undersigned in accordance with the Board’s recommendation.

The undersigned further acknowledges that its attendance at any such vote of the stockholders shall not affect the validity of this Proxy. The undersigned further agrees that (a) it shall not take any action or step, or fail to take and action or step, to revoke this Proxy or otherwise diminish or prevent the practical realization of the rights granted to the Company hereunder, and (b) upon each transfer of (i) Company Securities to an Affiliate and/or (ii) Shares to any Person, in each case, in compliance with Section 4.1 of the Securities Purchase Agreement, the undersigned shall cause the transferee to deliver to the Company a duly executed, irrevocable proxy in the same form and substance as this Proxy. For the avoidance of doubt, upon any transfer of Common Stock by the undersigned to any Person that is not an Affiliate of the undersigned, such transferee shall not be subject to or bound by the undersigned’s obligations under this Proxy, nor shall such transferee be required to execute or deliver any replacement proxy to the Company.

The undersigned has the full power and authority to execute and deliver this Proxy, and when so executed, this Proxy shall remain valid and in effect until such time that the undersigned holds no Company Securities. This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. The undersigned expressly acknowledges that this Proxy is irrevocable, and shall not be terminated, revoked, amended or modified in any way except by a writing signed by the Company and the undersigned.

YA II PN, LTD.

By: Yorkville Advisors Global, LP
Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

                        By: /s/ Matthew Beckman
                        Name: Matthew Beckman
                        Title: Manager

Dated: August 30, 2024